                                                                    EXHIBIT 10.8

                                                                    EXHIBIT 10.8

This is a fair and accurate English translation of a Spanish language document as required by Rule 306(a) Regulation S-T.

                                                   /s/ JOSE TORRES
                                            ------------------------------
                                            Jose R. Torres
                                            Vice President, Administration
                                            and Chief Accounting Officer
                                            IMPSAT Corporation

                                            October 24, 1996


                          SERVICE CONTRACT

The current contract takes place on August 11, 1994 between the International Satellite Telecommunications Organization (from now on "INTELSAT"), an international organization established by the relative Agreement to the international Satellite Telecommunications Organization "INTELSAT" (from now on, the "INTELSAT" Agreement). subscribed in Washington, DC, on August 21, 1971 with headquarters in Washington, DC USA, and "Telecomunicaciones IMPSAT, S.A. (from now on "THE CLIENT") with headquarters in Caracas, established and existing in accordance with the laws in Venezuela, exactly as the second Mercantile Registry of the Judicial Circumscription of the Federal District and State of Miranda, under No. 4-A-Pro,

CONSIDERING that INTELSAT and the client with to come to an agreement that establishes the basic terms and conditions for the direct access by the client to the special segment of INTELSAT and its own use:

THEREFORE, INTELSAT and the client agree to the following:

 1.      Definitions

         "Part " means a State in which the INTELSAT Agreement has entered into effect.


         "Signatory" means a Part, or a telecommunications entity designated by a Part, that has signed the Operations Agreement with INTELSAT.

II.      Basic contract for orders

         This contract serves as a basic contract for orders. Subject to the terms and conditions of this contract, INTELSAT agrees to make possible to make available to the client the capability of special segment of INTELSAT that this one might request periodically. The client should provide capacity requests in the specific formats for requesting and ammend services, which appear in the SSOG-104, "Format for requests, ammendments and reports for services". The service requests and capacity assignments, once approved by INTELSAT, will be governed by the present contract. The client understands and accepts that the present contract does not constitute a commitment nor a promise, expressed or implied, from INTELSAT in the sense that the client will be assigned capacity in the spacial segment of INTELSAT.

III.     Terms and general conditions

         On the date of the present contract, the client agrees to abide by the terms and conditions established by INTELSAT for the services provided by means of capacity assignments of the space segment of INTELSAT, in agreement with the present contract. Such terms and conditions include those that figure in the Norms for the Land Stations of INTELSAT (IESS), the Explotation Guide of the Satellite Systems (SSOG) and the Rates Manual of INTELSAT, which are incorporated into the present contract by reference, to the extent that such terms and conditions correspond to the specific types of services requested by the client and assigned according to the present by INTELSAT, and allowing for periodic modifications of such terms. The client also agrees to adapt to all conditions regulating the granting of licenses promoted by the pertinent national authority, and to comply with same.

IV.      Investment in INTELSAT

         If a client invests in INTELSAT, he agrees to abide by the terms and conditions consigned in the contract with the investment entity subscribed by the client with INTELSAT.

V.       Conditions for receiving INTELSAT capacity

a. A request for capacity supply or reseve of the space segment of INTELSAT presented by a client, may not be accepted unless the Management of INTELSAT has determined that said client is solvent. The client agrees to provide the information that INTELSAT may require regarding his financial and credit history. In addition, the client agrees to provide INTELSAT with the necessary authority that would allow for the verification of said information through varied financial and banking institutions, and/or with the client's creditors.

b. Requests for capacity from the space segment of INTELSAT will not be accepted from clients whose utilization account at the date of the capacity request, is due in excess of 30 days.

c. As a condition to reserve or supply services, INTELSAT could ask the client to provide other guarantees of ability to meet his financial obligations with INTELSAT when due, by means of a letter of credit, a guarantee deposit or some other form of guarantee compliance that INTELSAT may require.

VI.      Late payment penalties

a. In addition to the penalty indicated on paragraph 5.b above, any payment not made by the due date will be charged interest at a rate of sixteen per cent (16%) annually, calculated from the due date until payment date, and this rate can be revised by the Governing Body periodically.

b. INTELSAT can suspend or cancel all services in force and on waiting list of the client if any payment due to INTELSAT for the usage of a special segment has not been paid 150 day or more after the due date, or within any other period established by the Governing Body periodically.

VII.     Ground station operation

         In reference to any ground station with authorization from INTELSAT to have access to its special segment, the client is committed to operate said station at all times in agreement with the terms of the authorization and with INTELSAT'S Norms for Ground Stations ("IESS"), and accepts responsibility for such operation.

VIII.    Transfer

         This contract, the subsequent assignment of capability of special segment, the rights, responsibilities and obligations of the client cannot be transferred or delegated without previous consent in writing of INTELSAT. Any transfer or delegation that is attempted without said consent will be null and will not have any force. This clause does not prevent the client from using its assigned capabilities to supply services to a third party.

IX.      Rescission

         In addition to the requirements related to the cancellation that appear in the Rates Manual, INTELSAT reserves the right, with a written warning of no less than thirty (30) days, to rescind the present contract with a client who does not comply with same. The cancellation forwarning should indicate the effective date of cancellation and the circumstances that brought it about. INTELSAT could, at its discretion, withhold the deposits and other sums paid by the client, and utilize them as compensation for damages caused by the non-compliance. This withholding of funds from the client will not preclude INTELSAT from filing additional comensatory claims, or to claim additional damage compensation to which they are legally entitled.

 X.      Confidential clause

         INTELSAT and the client agree to make everything possible to maintain confidentiality on all information that the parts present under confidential and that is made in writing, or marked with a seal or appropriate legend, as confidential, private property or limited distribution. None of the parts will reveal information that the other has designed as confidential, private property or limited distribution, except to its employees or agents in the manner in which is required by the exclusive objective of fulfilling the responsibilities assigned in the present contract or establish and supply services through the granted assignments in virtue of the present contract.


XI.      Notifications

         Notifications, reports, payments or any other correspondences related with the present contract, should be sent to the following addresses:

For the client:                               For INTELSAT:
Telecomunicaciones IMPSAT                     International
                                              Organization for
                                              Satellite
Av. ---- de Miranda, Torre La Primera         Telecommunications
                                              (INTELSAT)
Piso 14, Ofic. A. Campo Alegre                3400 International Drive
                                              NW
Caracas, Venezuela                            Washington, DC 20008-
                                              3098
                                              USA
Atencion: Laura Ferraris
Vice Presidente Electivo                      Attention: Len Dooley
Tel


It will be considered that such notifications, informs, communications or payments have been appropriately delivered when they are hand-delivered, sent by certified mail or registered mail, telex, fax or, in the case of payments, by sending it by cash, checks sent to the commercial account of the client, certified checks, or directly deposited to the client's account. All the payments between the client and INTELSAT required by the current contract shall be done in American dollars or in a currency that is easily and freely converted into American dollars. All the parties agree to maintain this information current to the present day, and to mutually notify each other promptly in case of a change, giving the appropriate information related to the billing, utilization of the assigned capacity, and communications in general.

XII.     Problem Solving

         The parts agree to solve all controversies or claims that arise with respect to the present contract, or in relation with the services provided in virtue of the same within sixty (60) days, or longer if mutually agreed upon, from the date that one of the parts notified the other in writing of such controversy or claim. If the parts do not reach an agreement during said period, either one of them can submit the controversy or claim for its resolution by arbitration in accordance with the rules of "UNCITRAL" arbitration viable on the date of the contract. In agreement with said rules, the American Arbitration Association will have authority to appoint arbitrators, and the arbitration will take place in Washington, DC, USA.

XIII.    Laws that rule the contract

         The present contract will be ruled by the laws of the District of Columbia, USA, except with respect of dispositions related with the conflicts between different laws. The rights and resources awarded in virtue of the present or other rights and resources will be cumulative will be able to be practiced individually or concurrently. If any of the parts would not enforce its rights in virtue of the present or other rights, that does not mean that it forfeits the right to enforce said rights or any other rights in the future. In the case that nullification would be determined of any disposition of the present contract, that will not affect other dispositions of the same, and the nullified disposition should be replaced with an acceptable disposition in accordance with the original intentions of the parts.

         Each part acknowledges to have read and understood the dispositions of the present contract, and agrees to submit to said dispositions.

--------------------------------------------------------------------------------

IN WITNESS WHEREOF the parts have International Organization of
         ("Client")
Satellite Telecommunications
("INTELSAT") instructed its representatives duly authorized to sign the present contract.


By:                                        By:
   ------------------------                   -----------------------

/s/ Luis Perillan                                  /s/ Susana Gregori
-----------------                                  ------------------

Title: Group Director Latin America                Title: President
       ----------------------------                      ----------

Date: 26 September 94                              Date: 11 August 1994
      ---------------                                    --------------

                                  CERTIFICATE


 I hereby, RICARDO VERDAGUER                PRINCIPAL DIRECTOR
of IMPSAT TELECOMMUNICATIONS, S.A., certify that SUSANA GREGORI, who executed the previous instrument is in charge of PRESIDENT and is duly authorized to execute the above mentioned contract in name of IMPSAT TELECOMMUNICATIONS, S.A.

In witness whereof, I sign the present on AUGUST 11, 1994

                                                   ----------------------------
                                                   (Signature)

                                   TABLE 1

                       MATCHING AND DISTRIBUTION ORDER
     FOR VENEZUELA #4, SVO-L6064 ON INTELSAT 705 AT LOCATION 310 DEGREE E

==============================================================================================================
   ACTIVATION    TOTAL BAND       BAND         BAND             INVOICING                 INVESTMENT
                  AMPLITUDE     AMPLITUDE    AMPLITUDE         DISTRIBUTION          PORTION DISTRIBUTION
                     FOR           FOR         FOR             IN PERCENTAGE             IN PERCENTAGE
                    EARLY        TELECO      IMPSAT -              (%)                        (%)
                    LEASE       MCOLOMBIA    VENEZUELA    =====================-------------------------------
                 ACTIVATION       (MHz)        (MHz)        TELECO M    CANTV        TELECO M      CANTV
                    (A+B)          (A)          (B)
--------------------------------------------------------------------------------------------------------------
     Mar 95           1             1             0          100            0           100            0
--------------------------------------------------------------------------------------------------------------
     Apr 95           1             1             0          100            0           100            0
--------------------------------------------------------------------------------------------------------------
     May 95           1             1             0          100            0           100            0
--------------------------------------------------------------------------------------------------------------
     Jun 95           3             3             0          100            0           100            0
--------------------------------------------------------------------------------------------------------------
     Jul 95           8             5             3          62.5         37.5          62.5          37.5
--------------------------------------------------------------------------------------------------------------
     Aug 95          10             6             4           60           40            60            40
--------------------------------------------------------------------------------------------------------------
     Sep 95          13             9             4         69.23         30.77        69.23         30.77
--------------------------------------------------------------------------------------------------------------
     Oct 95          15            10             5         66.67         33.33        66.67         33.33
--------------------------------------------------------------------------------------------------------------
     Nov 95          17            11             6          64.7         35.3          64.7          35.3
--------------------------------------------------------------------------------------------------------------
     Dec 95          20            12             8           60           40            60            40
--------------------------------------------------------------------------------------------------------------
     Jan 96          22            13             9          59.1         40.9          59.1          40.9
--------------------------------------------------------------------------------------------------------------
     Feb 96          36            24            12         66.67         33.33        66.67         33.33
--------------------------------------------------------------------------------------------------------------
     Mar 96          36            24            12         66.67         33.33        66.67         33.33
--------------------------------------------------------------------------------------------------------------
     Apr 96          36            24            12         66.67         33.33        66.67         33.33
--------------------------------------------------------------------------------------------------------------
     May 96          36            24            12         66.67         33.33        66.67         33.33
--------------------------------------------------------------------------------------------------------------
     Jun 96          36            24            12         66.67         33.33        66.67         33.33
--------------------------------------------------------------------------------------------------------------
     Jul 96          36            24            12         66.67         33.33        66.67         33.33
--------------------------------------------------------------------------------------------------------------
     Aug 96          43            31            12         72.09         27.01        72.09         27.01
==============================================================================================================

TO:           Carmen Gonzalez-Sanfeliu
              Regional Director for Latin America
              Fax: 202-944-7252

FROM:         Engineer Ariel Lukin
              IMPSAT de Venezuela

              Dr. Margarita de Beltran Villegas
              TELECOM - Colombia

              Engineer Miguel Reyes
              CANTV - Venezuela

SUBJECT:      GR and request for matching for Lease #4
              Venezuela SVO-L6064 on I-705 and 310-E
------------------------------------------------------------------------
                                                            Date: (date)
Dear Carmen:

With respect to our GR of 64 MHz on T41 of the IS-705 for 5 years and 4 months (Venezuela #4 SVO-L6064) and with commencement date of February 15, 1996, please note the following modification:

1. The GR will be changed to not be subject to the right of priority for 10 years and effective February 15, 1996 with an early activation itinerary as described in Table 1.

2. Effective in March 1995, the Colombian Signatory will join the lease in question as a committed participant. CANTV, Venezuela's Signatory, agrees with the placement of TELECOM, Colombia's Signatory, as participant in the gradual space training segment on satellite 705 at 310-E, as shown in the attached Table 1. The portion of the investment and the invoicing will be divided as indicated in the table. This division is in proportion to the frequency used in Colombia throught TELECOM with respect to the total frequency leased by IMPSAT in Venezuela.



AGREEMENT:                ---------------------------
                          Ariel Lukin
                          IMPSAT de Venezuela



                          ---------------------------
                          Margarita Beltran
                          TELECOM Colombia



                          ---------------------------
                          Miguel Reyes
                          CANTV Venezuela

[duplicate of previous page]

[letter in English]

[fecha de Envio]
Date Sent: August 15, 1995

[Enviada por]
Sent by: Christina Llamas Rey

[3 paginas incluyendo esta cubierta]
3 pages including this cover

To:              Engineer Ariel Lukin
                 IMPSAT de Venezuela
                 Fax: (841) 574-1468

                 Engineer Miguel Reyes
                 CANTV - Venezuela
                 Fax: (58) (2) 500-3327

                 Dr. Margarita de Beltran Villagas
                 TELCOME - Columbia
                 Fax: 571) (1) 281-0697

From:    NAME:            Carman Gonzalez-Sanfeliu
         DEPARTMENT:      Regional Director for Latin America
         REFERENCE:       LAGRP\Venezuela\IMPAST\la95_431
         SUBJECT:         Lease SVO-L-6064 in satellite I-705 at 310-E

[balance of letter is in English]

                                 3400 International Drive, N.W.
                                 Washington, D.C. 20008-3088
                                 Telephone: (202) 944-6992
                                 Telex: (WUI) 64280
                                 FAX: (202) 944-7252
INTELSAT
                                 Date Sent: August 15, 1995
                                 Sent By: Cristina Llamas Rey


                                     URGENT

3 pages including this cover
--------------------------------------------------------------------------------
Para:                     Ing. Ariel Lukin
                          IMPSAT de Venezuela
                          Fax: (841) 574-1468

                          Ing. Miguel Reyes
                          CANTV - Venezuela
                          Fax: (58)(2) 500-3327

                          Dra. Margarita de Beltran Villegas
                          TELECOM - Colombia
                          Fax: (571)(1) 281-0697

--------------------------------------------------------------------------------
From:    NAME:            Carmen Gonzalez Sanfelic

         DEPARTMENT:      Regional Director for Latin America

         REFERENCE:       LAGRP\Venezuela\IMPSAT\la95_431

         SUBJECT:         Lease SVO-L6064 in satellite I-705 at 310-E

--------------------------------------------------------------------------------

Ariel/Margarita/Miguel

Due to changes in the activation growth of lease Venezuela #4, SVO-L6064, we are sending you the agreed parameters of the Guaranteed Reservation and the correct format for the matching order between Venezuela and Colombia.

If you agree that all the format data for the matching order and Table 1 are correct, all that is necessary is the signature of each participant in the agreement (IMPSAT, Telecom and CANTV) and for it to be returned to me at INTELSAT, as soon as possible.

We take this opportunity to inform IMPSAT of Venezuela that the maximum capacity of this activation is 43 MHz, and if they wish, they could opt for a FRR to add 9 MHz of capacity.



                          Greetings,

                                 SQUARE 1 (IV)
                                   VENEZUELA
                            Transmission Parameters
                for necessary Capacity for channels of 64 Kbps,
                           in PAS-1 North Orientation


Transponder Number                                                           7A

Transponder Central Frequency                               MHz     5.965            3.740
(Ascending/Descending Link)

Assigned Inferior Frequency                                 MHz     5.977            3.752
(Ascending/Descending Link)

Assigned Superior Frequency                                 MHz     5.983            3.758
(Ascending/Descending Link)

Link Polarization                                           HORIZONTAL       HORIZONTAL
(Ascending/Descending)
Transponder Total Bandwidth                                 MHz              36

Maximum Bandwidth Available (Note 1)                        MHz               6



                                                            Caracas                  Contour
                                                                                     Reference
                                                                                     -3dB

Satellite G/T                                               dB/K    -0.1             -3.1

Total Operative Flow Density                                dBw/K   -104.68          -107.68

Maximo disponible EIRP (Nota 2)                             dB/w    27.12            24.12

Intermodulation Nominal Density                             dBw/Hz  -56.00           -59.00

Minimum Co-Canal C/1                                        dB      27.0             27.00

Notes:

                 1)A minimum band guard must be supplied at each end of the distributed bandwidth which is equal to 5% of the adjacent carrier bandwidth at the end of the band.

                 2)The potencies shown are added among all the carriers
             assigned to IMPSAT. The added EIRP should not be exceeded and the entry levels will be adjusted accordingly.

                 3)The average intermodulation noise density is estimated over the assigned bandwidth. The peak density may surpass the average by 6 dB. The transponder is operated with a nominal exit backoff of 4.0 dB.

                 4)Thecapacity is based in simplex circuits  1/2 QP8K of 64
             KBP8 and simplex circuits R3/4 QP8K of 64 KBP8.

                                 SQUARE 2 (IV)
                                   VENEZUELA
                            Transmission Parameters
                for necessary Capacity for channels of 64 Kbps,
                              in PAS-1 Haz Latino

                            Transmission Parameters

Transponder Number                                                           13

Transponder Central Frequency                               MHz     6.184            3.959
(Ascending/Descending Link)

Assigned Inferior Frequency                                 MHz     6.203.70         3.978.70
(Ascending/Descending Link)

Assigned Superior Frequency                                 MHz     6.204.35         3.979.35
(Ascending/Descending Link)

Link Polarization                                                   VERTICAL         VERTICAL
(Ascending/Descending)
Transponder Total Bandwidth                                 MHz              72

Maximum Bandwidth Available (Note 1)                        MHz              0.65


                                                            Caracas                  Contour
                                                                                     Reference
                                                                                     -3dB
Satellite G/T                                               dB/K    -1               -2.5

Total Operative Flow Density                                dBw/K   -115.35          -110.67

Maximo disponible EIRP (Nota 2)                             dB/w    15.02            13.52

Intermodulation Nominal Density                             dBw/Hz  -59.9            -61.40

Minimum Co-Canal C/1                                        dB      22               22

Notes:

                 1)A minimum band guard must be supplied at each end of the distributed bandwidth which is equal to 5% of the adjacent carrier bandwidth at the end of the band.

                 2)The potencies shown are added among all the carriers
                   assigned to IMPSAT. The added EIRP should not be exceeded and the entry levels will be adjusted accordingly.

                 3)The average intermodulation noise density is estimated over the assigned bandwidth. The peak density may surpass the average by 6 dB. The transponder is operated with a nominal exit backoff of 4.0 dB.

                 4)The capacity is based in simplex circuits  1/2 QP8K of 64
                   KBP8 and simplex circuits R3/4 QP8K of 64 KBP8.
                                     Page 1